THE REGISTERED HOLDER OF THIS PURCHASE OPTION BY ITS ACCEPTANCE HEREOF, AGREES THAT IT WILL NOT SELL, ASSIGN, PLEDGE, HYPOTHECATE OR OTHERWISE TRANSFER THIS PURCHASE OPTION EXCEPT AS HEREIN PROVIDED.

NOT EXERCISABLE PRIOR TO DECEMBER 5, 1996. VOID AFTER 5:00 P.M., NEW YORK TIME, AUGUST 20, 2002.


                                 PURCHASE OPTION
              For the Purchase of _________ Shares of Common Stock
                                       of
                 SOFTWARE PUBLISHING CORPORATION HOLDINGS, INC.
                         (F/K/A) ALLEGRO NEW MEDIA, INC.
                            (A Delaware Corporation)
                                   No. PO __

1.   Purchase Option.

     THIS CERTIFIES THAT, for the sum of one hundred dollars, the receipt of which is hereby acknowledged by Software Publishing Corporation Holdings, Inc., (f/k/a Allegro New Media, Inc.) (the "Company"), ____________________________
(the "Holder"), as registered owner of this Purchase Option, is entitled, at any time or from time to time at or after December 5, 1996, and at or before 5:00 p.m., New York Time, August 20, 2002, but not thereafter, to subscribe for, purchase and receive, in whole or in part, up to ______________________ (_________) shares of common stock of the Company, $.001 par value, (the "Common Stock"). If August 20, 2002 is a day on which banking institutions are authorized by law to close, then this Purchase Option may be exercised on the next succeeding day which is not such a day in accordance with the terms herein. During the period ending August 20, 2002 the Company agrees not to take any action that would terminate the Purchase Option. This Purchase Option is initially exercisable at the lesser of (a) $1.27 per share of Common Stock, or
(b) 120% of the price per share of any shares of Common Stock or the imputed price per share of any shares of Common Stock included in any units (without attributing any value to any warrant or any other derivative security included in any unit), as applicable, of the Company sold by the Company to a source introduced to the Company by M.S. Farrell & Co., Inc. on or prior to January 28, 1999, but in any event not less than $1.06 per share; provided, however, that upon the occurrence of any of the events specified in Section 6 hereof, the rights granted by this Purchase Option, including the exercise price per share and the number of shares of Common Stock to be received upon such exercise, shall be adjusted as therein specified. The term "Exercise Price" shall mean the initial exercise price or the adjusted exercise price, depending on the context.

     This Purchase Option was originally issued pursuant to an Underwriting Agreement, dated December 5, 1995, between the Company and M.S. Farrell & Co., Inc., which provides for the issuance of this Purchase Option (the "Underwriting Agreement").

     The holder(s) of this Purchase Option and any option issued upon the transfer or assignment of this Purchase Option are referred to hereinafter collectively as the Holder(s) of the Purchase Options or as the "Holder(s)".

2.   Exercise.

     2.1. Exercise Form. In order to exercise this Purchase Option, the exercise form attached hereto must be duly executed and completed and delivered to the Company, together with this Purchase Option and payment of the Exercise Price for the Common Stock being purchased. To the extent the subscription rights represented hereby shall not be exercised at or before 5:00 p.m., New York Time, on August 20, 2002 this Purchase Option shall become and be void without further force or effect, and all rights represented hereby shall cease and expire.

     2.2. Legend. Each certificate for Common Stock purchased under this Purchase Option shall bear a legend as follows unless such Common Stock has been registered under the Act and the issuance complies with any applicable state securities laws:

          "The securities represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933, as amended (the "Act"). The securities may not be sold, assigned, pledged, hypothecated or otherwise transferred except pursuant to an effective registration statement under the Act and in compliance with applicable state securities laws, or the Company receives an opinion of counsel, satisfactory to the Company, that such registration is not required and that the sale, assignment, pledge, hypothecation or transfer is in compliance with applicable state securities laws."

3.   Transfer.

     3.1. Permissible Transferees. This Purchase Option shall not be transferred, sold, assigned or hypothecated for a period of one year commencing on December 5, 1995, except that it may be transferred to any successors of M.S. Farrell & Co., Inc., and may be assigned in whole or in part to any person who is an officer, director of M.S. Farrell & Co., Inc., or officers, directors or partners of any Selected Dealer in the public offering described in the Underwriting Agreement. Any such assignment shall be effected by M.S. Farrell & Co., Inc. (i) executing the form of assignment at the end hereof, and (ii) surrender of this Purchase Option for cancellation to the Company accompanied by a certificate signed by an officer of M.S. Farrell & Co., Inc., stating that each transferee is a permitted transferee under this Section 3.1 hereof; whereupon the Company shall issue, in the name or names specified by M.S. Farrell & Co., Inc. (including M.S. Farrell & Co., Inc.) a new Purchase Option or Purchase Options of like tenor and representing in the aggregate rights to purchase the same number of shares of Common Stock as are purchasable hereunder.

     3.2. Transfer Of Purchase Option. Except as provided in Section 3.1 hereof, the registered Holder of this Purchase Option, by its acceptance hereof, agrees that it will not sell, assign, pledge, hypothecate or otherwise transfer this Purchase Option except pursuant to an effective registration under the Securities Act of 1933, as amended (the "Act") and in compliance with applicable state securities laws, or unless the Company receives an opinion of counsel, satisfactory to the Company, that such registration is not required and that the sale, assignment, pledge, hypothecation or transfer is in compliance with applicable state securities laws. In order to make any assignment, the Holder must deliver to the Company the assignment form attached hereto duly executed and completed, together with the Purchase Option. The Company shall immediately transfer this Purchase Option on the books of the Company and shall execute and deliver a new Purchase Option or Purchase Options of like tenor to the appropriate assignee(s) expressly evidencing the right to purchase the number of Shares purchasable hereunder or such portion of such number as shall be contemplated by any such assignment.

     3.3. Transfer Of Common Stock. The shares of Common Stock underlying this Purchase Option, shall not be transferred unless (i) the Company has received the opinion of counsel, satisfactory to the Company, that such shares may be transferred pursuant to an exemption from registration under the Act and in compliance with applicable state securities laws, or (ii) the transfer is made pursuant to an effective registration statement under the Act and in compliance with applicable state securities laws.

4.   New Purchase Options To Be Issued.

     4.1. Partial Exercise Or Transfer. Subject to the restrictions in Sections 2 and 3 hereof, this Purchase Option may be exercised or assigned in whole or in part. In the event of the exercise or assignment hereof in part only, upon surrender of this Purchase Option for cancellation, together with the duly executed exercise or assignment form, the Company shall cause to be delivered to the Holder without charge a new Purchase Option of like tenor to this Purchase Option in the name of the Holder evidencing the right of the Holder to purchase the number of shares of Common Stock purchasable hereunder as to which this Purchase Option has not been exercised or assigned.

     4.2. Lost Certificate. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Purchase Option and of reasonably satisfactory indemnification, the Company shall execute and deliver a new Purchase Option of like tenor and date. Any such new Purchase Option executed and delivered as a result of such loss, theft, mutilation or destruction shall constitute an additional contractual obligation on the part of the Company.

5.   Registration Rights.

     5.1. Demand Registration.

        5.1.1. Grant Of Right. The Company, upon written demand ("Initial Demand Notice") of the Majority Holder(s) (as defined herein), agrees to register on two occasions, all or any portion, as requested by the Majority Holders in the Initial Demand Notice, of the Purchase Options and Common Stock issuable upon exercise of the Purchase Options (collectively the "Registrable Securities"). The demand for registration may be made at any time commencing on December 5, 1996 and up to 5:00 p.m., New York Time, on August 20, 2002. On such occasion, the Company will file a Registration Statement covering the Registrable Securities within ninety days after receipt of the Initial Demand Notice and use its best efforts to have such registration statement declared effective promptly thereafter. Should this registration or the effectiveness thereof be delayed by the Company, the exercisability of the Purchase Options shall be extended for a period of time equal to the delay in registering the Registrable Securities caused by the Company. Moreover, if the Company fails to use its best efforts to comply with the provisions of this Section 5.1.1, the Company shall, in addition to any other equitable or other relief available to the Majority Holder(s), including the Holder of this Purchase Option if such Holder communicated his demand to the Company to include his Registrable Securities in such registration statement, be liable for any and all incidental, special and consequential damages (including, but not limited to, the loss of profit suffered as a result of such failure, calculated by reference to the difference between the Exercise Price and the Market Price for the Common Stock at the time the registration would have been declared effective if the Company had used its best efforts) sustained by the Majority Holder(s), including the holder of this Purchase Option if such Holder communicated his demand to the Company to include his Registrable Securities in such registration statement. The Company covenants and agrees to give written notice of its receipt of any Initial Demand Notice by any Holder(s) to all other registered Holders of the Purchase Options and the Registrable Securities within thirty days from the date of the receipt of any such Initial Demand Notice.

          5.1.2. Terms. The Company shall bear all fees and expenses attendant to registering the Registrable Securities on the first occasion only, with the Holders bearing such fees and expenses after the first occasion, and the Holder(s) shall pay any and all underwriting and broker-dealer discounts, commissions and non-accountable expenses of any underwriter or broker-dealer selected by the Holder(s) to sell the Registrable Securities, together with the expenses of any legal counsel selected by the Holder(s) to represent them in connection with the sale of the Registrable Securities. The Company agrees to use its prompt best efforts to cause the filing required herein to become effective and to qualify or register the Registrable Securities in such States as are reasonably requested by the Holder(s); provided, however, that in no event shall the Company be required to register the Registrable Securities in a state in which such registration would cause (i) the Company to be obligated to qualify to do business in such State or execute a general consent to service or process, or (ii) the principal stockholders of the Company to be obligated to escrow their shares of capital stock of the Company. The Company shall cause any registration statement filed pursuant to the demand rights granted under Section
5. 1.1 to remain effective for a period equal to the greater of (i) sixteen months from the date of the latest balance sheet of the audited financial statements contained therein on the initial effective date of such registration statement or (ii) one year from the initial effective date of such registration statement.

          5.1.3. Majority Holder(s). The term "Majority Holder(s)" as used herein shall mean the Holder(s) of this and any Purchase Options issued upon the assignment or transfer of this Purchase Option and/or the Common Stock issuable upon exercise of this and such other Purchase Options who, in the aggregate, own or who possess the right to acquire (because of ownership of this or such other Purchase Options) in excess of fifty percent (50%) of the Common Stock issuable upon exercise of this and such other Purchase Options excluding those shares of Common Stock which have been so issued and sold pursuant to any of the provisions of Section 5 of this Option.

     5.2. "Piggy-Back" Registration.

          5.2.1. Grant Of Right. In addition to the demand right of registration, the Holder(s) of the Purchase Options shall have the right commencing on December 5, 1996 and up to 5:00 p.m., New York Time, on August 20, 2002, to include the Registrable Securities as part of any other registration of securities filed by the Company (other than in connection with a transaction contemplated by Rule 145(a) promulgated under the Act or pursuant to Form S-4 or S-8 or any successor forms), provided, however, that if, in the written opinion of the Company's managing underwriter or underwriters, if any, for such offering, the inclusion of the Registrable Securities, when added to the securities being registered by the Company or the selling stockholders), will exceed the maximum amount of the Company's securities which can be marketed (i) at a price reasonably related to their then current market value, or (ii) without materially and adversely affecting the entire offering, then the Company may exclude from such offering all or any portion of the Registrable Securities requested to be so registered, provided, further, that if any Registrable Securities are so excluded, then the number of securities to be sold by all stockholders in such public offering shall be apportioned pro rata among all such selling stockholders, including all Holder(s) of the Registrable Securities, according to the total amount of securities of the Company owned by said selling stockholders, including all Holder(s) of the Registrable Securities. If, subsequent to exercise of the demand registration right referred to in the preceding Section 5.1, any Registrable Securities requested to be included in an offering ("Other Offering") pursuant to the "piggyback" rights described in this Section are not so included because of the operation of the first provision of the preceding sentence, then the Holder(s) of the Registrable Securities shall have the right, to require the Company, at is expense, to prepare and file a registration statement under the Act covering such Registrable Securities and use its best efforts to cause such registration statement to become effective as if the Holder(s) had a further demand registration right as provided in Section 5.1 (but without the requirement that such Holder(s) constitute "Majority Holder(s)"), provided, that if the underwriter so requested, such Registrable Securities shall not be sold until the expiration of 180 days from the effective date of the Other Offering.

          5.2.2. Terms. The Company shall bear all fees and expenses attendant to registering the Registrable Securities under the Act and in those states selected by the Company for purposes of its offering, but the Holder(s) shall pay any and all underwriting and broker-dealer discounts, commissions and non-accountable expenses of any underwriter or broker-dealer selected by the Holder(s) to sell the Registrable Securities, together with the expenses of any legal counsel selected by the Holder(s) to represent them in connection with the sale of the Registrable Securities. The Company shall qualify or register the Registrable Securities in such additional states as are reasonably requested by the Holder(s) and shall bear all costs and expenses, including reasonable counsel fees and expenses, of the qualification or registration of the Registrable Securities in such additional states. In the event of such a proposed registration, the Company shall furnish the then Holder(s) of the Registrable Securities with not less than twenty-five days written notice prior to the proposed date of filing of such registration statement. Such notice to the Holder(s) shall continue to be given for each registration statement filed (during the period in which the Purchase Option is exercisable) by the Company until such time as all of the Registrable Securities have been registered. The Holder(s) shall exercise the "piggyback" rights provided for herein by giving written notice, within fifteen days of the receipt of the Company's notice of its intention to file a registration statement. The Company shall cause any registration statement filed pursuant to the above "piggyback" rights to remain effective for at least nine months from the date that the Holder(s) of the Registrable Securities are first given the opportunity to sell all of such securities. Upon effecting any sale of the Registrable Securities, the Holders shall advise the Company in writing of the date of such sale and the number of Registrable Securities sold.

     5.3. Come-Along Rights.

          5.3.1. Key Stockholder Dispositions. If Barry A. Cinnamon (the "Key Stockholder") proposes to sell, convey or otherwise transfer in a single transaction or a series of related transactions, a number of shares of capital stock of the Company which at the time of such transfer represents beneficial ownership of ten percent (10%) or more of the capital stock of the Company then outstanding, then such transferor(s) shall offer all Holders an opportunity, as provided below, to sell their shares of Common Stock on the same terms and conditions as those received by such transferor(s). Any transfer under this
Section 5.3.1 is herein referred to as "Come-Along Transfer" and the Key Stockholder proposing to be a transferor under this Section 5.3.1 is herein referred to as an "Offeror Stockholder".

          5.3.2. Notice. Any Offeror Stockholder shall give not less than thirty days prior written notice of the proposed Come-Along Transfer and its terms to the Holders. If any Holder elects to participate in such Come-Along Transfer, which election shall be made by written notice to the Issuer and to the Offeror Stockholder within twenty days after notice of the Come-Along Transfer is given, then such electing Holder (each an "Electing Holder") shall have the opportunity and right (y) to sell to the purchasers) in such Come-Along Transfer up to all of such Electing Holder's shares of Common Stock (upon the same terms and conditions as the Offeror Stockholder), if the offer by the proposed purchasers) in such Come-Along Transfer extends to all outstanding shares of Common Stock or
(z) in the event the offer is for less than all outstanding shares of Common Stock, each Electing Holder shall have the opportunity and right to sell to the purchasers) in such Come-Along Transfer (upon the same terms and conditions as the Offeror Stockholder) up to that number of shares of Common Stock owned by such Electing Holder as shall equal the product of (A) a fraction, the numerator of which is the number of shares of Common Stock beneficially owned by such Electing Holder as of the date of such Come-Along Transfer and the denominator of which is the aggregate number of shares of Common Stock beneficially owned as of the date of such Come-Along Transfer by the Offeror Stockholder and by all Electing Holders, multiplied by (B) the number of shares of Common Stock which the transferees) has (have) offered to acquire (by the purchase of shares of Common Stock) in such Come-Along Transfer. The number of shares of Common Stock to be sold by any Offeror Stockholder shall be reduced to the extent necessary to provide for such sales of shares of Common Stock by Electing Holders.

          5.3.3. Exceptions Permitted. This Section 5.3 shall not apply to the sale or transfer of shares of Common Stock pursuant to Subsection 5.3.5 below; provided, that such shares of Common Stock shall remain subject to this Agreement.

          5.3.4. Non-Electing Holders. At any time within ninety days after the expiration of the twenty day election period under Section 5.3.2 hereof regarding a Come-Along Transfer, the Offeror Stockholder shall be free to sell shares of Common Stock pursuant to such Come-Along Transfer, subject to rights of participation exercised by Electing Holders pursuant to Section 5.3.2, and such sales by an Offeror Stockholder shall be free of any further right of participation pursuant to (or on no more favorable terms than) the bona fide purchase offer from the proposed transferees) as specified in the notice concerning the Come-Along Transfer which was given pursuant to Section 5.3.2 hereof. Shares proposed to be sold by an Offeror Stockholder pursuant to the Come-Along Transfer but which are not so sold within ninety days shall be subject to the restrictions of this Section 5.3.

          5.3.5. Permitted Transfers. Notwithstanding anything to the contrary contained herein:

               (1) The Key Stockholder may transfer (inter vivos or testamentary) all or part of his shares of Common Stock to his spouse, to his children, to his parents, to his brother or sister, or to a trust for the benefit of any such persons, provided that such shares of Common Stock shall remain subject to this Agreement.

               (2) The Key Stockholder may transfer all or part of his shares of Common Stock to any entity which is directly or indirectly wholly-owned by such Key Stockholder, which directly or indirectly owns such Key Stockholder of which is directly or indirectly wholly-owned by a person or entity which also directly or indirectly wholly owns such Key Stockholder, provided that such shares of Common Stock shall remain subject to this Agreement.

5.4. General Terms.

     5.4.1. Indemnification By Company. The Company shall indemnify the Holder(s) of the Registrable Securities to be sold pursuant to any registration statement hereunder and each person, if any, who controls such Holder(s) within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and each underwriter (within the meaning of the Act) of such Registrable Securities and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act) such underwriter, against all loss, claim, damage, expense or liability (including all reasonable attorneys' fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any or all of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained
(A) in such registration statement or an preliminary or final prospectus constituting a part thereof or any amendment or supplement thereto (collectively, the "Offering Documents"), or (B) in any blue sky application or other document executed by the Company specifically for blue sky purposes or based upon any other written information furnished by the Company or on its behalf to any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information being hereinafter called a "Blue Sky Application"), or
(ii) the  omission or alleged  omission by the Company to state in the  Offering

Documents or in any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and will reimburse the Holder(s), each underwriter and each such controlling person for any legal or other expenses reasonably incurred by each of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to any one of the Holder(s) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by such Holder for use in the preparation of the Offering Documents or any such Blue Sky Application.

               5.4.1.1. Indemnification By The Holders. Each of the Holder(s) of the Registrable Securities to be sold pursuant to any registration hereunder agrees, severally but not jointly, to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Act or the Exchange Act and each underwriter (within the meaning of the Act) and each person, if any, who controls such underwriter within the meaning of the Act or the Exchange Act against all losses, claims, damages or liabilities (including all reasonable attorneys' fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever), to which each of them may become subject, under the Act, the Exchange Act or otherwise insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Offering Documents, or
(B) in any Blue Sky Application, or (ii) the omission or alleged omission to state in the Offering Documents or in any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; but in each case, only if and to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon or in conformity with written information furnished to the Company by such Holder specifically for use in the preparation of the Offering Documents or any such Blue Sky Application; and will reimburse the Company, each underwriter and each such controlling person for any legal or other expenses reasonably incurred by each of them in connection with investigating or defending any such loss, claim, damage, liability or action provided that such loss, claim, damage or liability is found ultimately to arise out of or be based upon the circumstances described in this Subsection 5.4.1.1.

               5.4.1.2. Procedure. Promptly after receipt by an indemnified party under this Section 5.4.1 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 5.4.1, notify in writing the indemnifying party of the commencement thereof; and the omission so to notify the indemnifying party will relieve the indemnifying party from any liability under this Section 5.4.1 as to the particular item for which indemnification is then being sought, but not from any other liability which it may have to any indemnified party. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may wish, jointly with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel who shall be to the reasonable satisfaction of such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this paragraph 5.4.1 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement of any claim or action effected without the consent of such indemnifying party.

               5.4.1.3. Contribution. If the indemnification provided for in this Section 5.4.1 is unavailable to any indemnified party in respect to any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, will contribute to the amount paid or payable by such indemnified party, as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Company on the one hand, and of the Holder of the Registrable Securities who seeks contribution or from whom contribution is sought on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of the Company on the one hand, and such Holder of the Registrable Securities on the other hand, will be determined with reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or the Holder, and their relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

               5.4.1.4. Equitable Considerations. The Company and the Holder agree that it would not be just and equitable if contribution pursuant to this
Section 5.4.1 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph.

          5.4.2. Exercise of Purchase Options. Nothing contained in this Purchase Option shall be construed as requiring the Holder(s) to exercise their Purchase Options prior to or after the initial filing of any registration statement or the effectiveness thereof.

          5.4.3.    Intentionally Deleted.

          5.4.4. Documents Delivered To Holders. The Company shall furnish to each of the Holder(s) participating in any of the foregoing offerings and to each underwriter of any such offering, if any, a signed counterpart, addressed to each of such Holder(s) or underwriter, of (i) an opinion of counsel to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under any underwriting agreement related thereto), and (ii), if the offering results from the exercise of the demand registration right provided in Section 5.1 or the exercise of the similar, but limited "demand" registration right provided in Section 5.2 because the Holder(s) were unable to avail themselves of their "piggyback" registration right, a "cold comfort" letter dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement) signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities. The Company shall also deliver promptly to each of the Holder(s) participating in the offering requesting same the correspondence and memoranda described below and to the managing underwriter copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement and permit each Holder and underwriter to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary to comply with applicable securities laws or rules of the National Association of Securities Dealers, Inc. ("NASD"). Such investigation shall include access to books, records and properties and opportunities to discuss the business of the Company with its officers and independent auditors, all to such reasonable extent and at such reasonable times as any such Holder shall reasonably request.

          5.4.5. Underwriting Agreement. The Company shall enter into an underwriting agreement with the managing underwriter(s) selected by any Holder(s) whose Registrable Securities are being registered pursuant to Section
5. 1. Any such underwriters shall be reasonably satisfactory to the Company. Such agreement shall be reasonably satisfactory in form and substance to the Company, each Holder and such managing underwriter(s), and shall contain such representations, warranties and covenants by the Company and such other terms as are customarily contained in agreements of that type. The Holder(s) shall be parties to any underwriting agreement relating to an underwritten sale of their Registrable Securities and may, at their option, require that any or all the representations, warranties and covenants of the Company to or for the benefit of such underwriter(s) shall also be made to and for the benefit of such Holder(s). Such Holder(s) shall not be required to make any representations or warranties to or agreements with the Company or the underwriter(s) except as they may relate to such Holder(s), their Registrable Securities and their intended methods of distribution.

          5.4.6. Documents To Be Delivered By Holder(s). Each of the Holder(s) participating in any of the foregoing offerings shall furnish to the Company a completed and executed questionnaire provided by the Company requesting information customarily sought of selling security holders.

6. Adjustments to Exercise Price and Number of Securities.

     6.1. Subdivision And Combination. In case the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

     6.2. Adjustment In Number Of Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 6, the number of shares of Common Stock issuable upon the exercise of this Purchase Option shall be adjusted to the nearest full number obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common

Stock issuable upon exercise of this Purchase Option immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

     6.3. Definition of Common Stock. For the purpose of this Purchase Option, the term "Common Stock" shall mean (i) the class of stock designated as Common Stock in the Certificate of Incorporation of the Company as amended through the date hereof, or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that the Company shall after the date hereof issue securities with greater or superior voting rights than the shares of Common Stock outstanding as of the date hereof, the Holder, at its option, may receive upon exercise of any Purchase Option either shares of Common Stock or a like number of such securities with greater or superior voting rights.

     6.4. Merger Or Consolidation. In case of any consolidation of the Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental Purchase Option providing that the holder of each Purchase Option then outstanding or to be outstanding shall have the right thereafter (until the stated expiration of such Purchase Option) to receive, upon exercise of such Purchase Option, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger, by a holder of the number of shares of Common Stock of the Company for which such Purchase Option might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental Purchase Option shall provide for adjustments which shall be identical to the adjustments provided in Section 6. The above provision of this Section shall similarly apply to successive consolidations or mergers.

     6.5. Non-Cash Dividends And Other Distributions. In the event that the Company shall at any time prior to the exercise of all Purchase Options declare a dividend (other than the payment of cash dividends) or otherwise distribute to its stockholders any assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another, or any other thing of value, the Holder(s) of the unexercised Purchase Options shall thereafter be entitled, in addition to the shares of Common Stock or other securities and property receivable upon the exercise thereof, to receive, upon the exercise of such Purchase Options, the same property, assets, rights, evidences of indebtedness, securities or any other thing of value that they would have been entitled to receive at the time of such dividend or distribution as if the Purchase Options had been exercised immediately prior to such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this Section 6.5.

     6.6. Elimination Of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of Common Stock upon the exercise of the Purchase Option, nor shall it be required to issue scrip or pay cash in lieu of any fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up or down to the nearest whole number of shares of Common Stock or other securities, properties or rights.

7. Reservation And Listing. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon exercise of the Purchase Options, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Purchase Options and payment of the Exercise Price therefor, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable and not subject to preemptive rights of any stockholder. As long as the Purchase Options shall be outstanding, the Company shall use its best efforts to cause all (i) shares of Common Stock issuable upon exercise of the Purchase Options to be listed (subject to official notice of issuance) on all securities exchanges (or, if applicable, qualified for quotation on NASDAQ) on which the Common Stock of the Company may then be listed and/or qualified for quotation; and during any period of time in which such shares of Common Stock issuable upon exercise of the Purchase Options are not so listed and/or qualified for quotation, the period of time in which the Purchase Options may be exercised shall be extended for a corresponding period of time.

8.   Certain Notice Requirements.

     8.1. Holder's Right To Receive Notice. Nothing herein shall be construed as conferring upon the Holders the right to vote or consent or to receive notice as a stockholder for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Purchase Options and their exercise, any of the events described in Section 8.2 shall occur, then, in one or more of said events, the Company shall give written notice of such event at least fifteen days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, conversion or exchange of securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of the closing of the transfer books, as the case may be.

     8.2. Events Requiring Notice. The Company shall be required to give the notice described in this Section 8 upon one or more of the following events: (i) if the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company, or (ii) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into to exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor, or (iii) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business shall be proposed.

     8.3. Notice Of Change In Exercise Price. The Company shall, promptly after an event requiring a change in the Exercise Price pursuant to Section 6 hereof, send notice to the Holders of such event and change ("Price Notice"). The Price

Notice shall describe the event causing the change and the method of calculating same and shall be certified as being true and accurate by the Company's President and Chief Financial Officer.

     8.4. Transmittal Of Notices. All notices, requests, consents and other communications under this Purchase Option shall be in writing and shall be deemed to have been duly made when hand delivered, or mailed by express mail or private courier service: (i) If to the registered Holder of the Purchase Option, to the address of such Holder as shown on the books of the Company, or (ii) if to the Company, to following address or to such other address as the Company may designate by notice to the Holders: Software Publishing Corporation Holdings, Inc., 111 North Market Street, San Jose, California 95113.

9.   Miscellaneous.

     9.1. Amendments. Any amendment or modification of this Purchase Option shall require the written consent signed by the party against whom enforcement of the modification or amendment is sought.

     9.2. Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Purchase Option.

     9.3. Entire Agreement. This Purchase Option (together with the other agreements and documents being delivered pursuant to or in connection with this Purchase Option) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

     9.4. Binding Effect. This Purchase Option shall inure solely to the benefit of and shall be binding upon, the Holder and the Company and their permitted assignees, respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Purchase Option or any provisions herein contained.

     9.5. Governing Law; Submission To Jurisdiction Venue. This Purchase Option shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflict of laws principles thereof or the actual domiciles of the parties. The Company and the Holder hereby agree that any action, proceeding or claim against either of them arising out of, or relating in any way to this Purchase Option shall be brought and enforced in any of the courts of the State of New York in New York County, New York, or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction. The Company and the Holder hereby waive any objection to such jurisdiction and that such courts represent an inconvenient forum. Any process or summons to be served upon the Company or the Holder may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 8 hereof with respect to the Company and to the Holder at the following address: c/o M.S. Farrell & Co., Inc., 67 Wall Street, New York, New York 10005, or such other address as the Holder may so notify the Company. Such mailing shall be deemed personal service and shall be legal and binding upon the Company and the Holder in any action, proceeding or claim.

     9.6. Waiver, Etc. The failure of the Company or the Holder to at any time enforce any of the provisions of this Purchase Option shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Purchase Option or any provision hereof or the right of the Company or any Holder to thereafter enforce each and every provision of this Purchase Option. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Purchase Option shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

     9.7. Absolute Owner. The Company may deem and treat the registered holder of this Purchase Option as the absolute owner of this Purchase Option (notwithstanding any notations of ownership or writing hereon made by anyone) for all purposes and shall not be affected by any notice to the contrary.

     IN WITNESS WHEREOF, the Company has caused this Purchase Option to be signed by its duly authorized officer as of the ___ day of ______, _____.


                              SOFTWARE PUBLISHING CORPORATION
                                   HOLDINGS, INC.


                              By:  ___________________________________
                                   Mark E. Leininger
                                   President


ATTEST:


-------------------------------
Marc E. Jaffe, Secretary

Form to be used to exercise Purchase Option:



Date: _______________________, 199___



     The undersigned hereby elects irrevocably to exercise the within Purchase Option and to purchase _______________ Shares of Common Stock of SOFTWARE PUBLISHING CORPORATION HOLDINGS, INC. and hereby makes payment of $________ (at the rate of $____ per Share) in payment of the Exercise Price pursuant thereto. Please issue the Shares of Common Stock as to which this Purchase Option is exercised in accordance with the instructions given below.


                                   -----------------------------------
                                   Signature


                                   -----------------------------------
                                   Signature Guaranteed

          INSTRUCTIONS FOR REGISTRATION OF SECURITIES



Name: __ ___________________________________________________________________
                         (Print in Block Letters)

Address:____________________________________________________________________

Social Security Or Taxpayer Identification Number: ______________


NOTICE: The signature to this form must correspond with the name as written upon the face of the within Purchase Option in every particular without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.

Form to be used to assign Purchase Option:



                           ASSIGNMENT

     (To be executed by the registered Holder to effect a transfer of the within Purchase Option):

     FOR VALUE  RECEIVED,  __________________________________  does hereby sell, assign and transfer unto ____________________________ the right to purchase ____________ Shares of SOFTWARE PUBLISHING CORPORATION HOLDINGS, INC. (the "Company") evidenced by the within Purchase Option and does hereby authorize the Company to transfer such right on the books of the Company.



Date:___________________, 199___


                                   -------------------------------
                                   Signature


                                   -------------------------------
                                   Signature Guaranteed



NOTICE: The signature to this form must correspond with the name as written upon the face of the within Purchase Option in every particular without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.